UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 25, 2005
                                ----------------


                        Knowledge Transfer Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

                              000-28417 76-0599457

           (Commission File Number) (IRS Employer Identification No.)

                   5509 11th Avenue, Brooklyn, New York 11219
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                  917-816-0790
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective February 25, 2005, Knowledge Transfer Systems, Inc. (the "Registrant"), a Nevada corporation, entered into a Share Exchange Agreement (the "Exchange Agreement") with Global General Technologies Inc. ("GGT"), a California corporation and the following persons, who are the owners of all issued and outstanding shares of the capital stock of GGT (the "GGT Shareholders"): Dr. Larry Ball, Steve Miller, Al Mercado, Andrew Routley, and Alvaro Villa.

Pursuant to the terms of the Exchange Agreement, at the closing for the transaction, the GGT Shareholders shall assign all of their shares in GGT to the Registrant, so that the Registrant shall become the owner of all of the issued and outstanding shares of the capital stock of GGT. In consideration for such assignment, the Registrant shall issue to each GGT Shareholder one share of the Registrant's common stock for each share of GGT's capital stock assigned to the Registrant, so that the GGT Shareholders will be issued the following number of shares of the Registrant's common stock:

         Name of Issuee Number of Shares Issued

         Dr.  Larry Ball  13,100,000
         Steve Miller 600,000
         Al Mercado 400,000
         Andrew Routley 300,000
         Alvaro Villa 600,000

These shares will be issued in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended. These shares represent 74.6% of the issued and outstanding share capital of the Registrant on a fully-diluted basis.

GGT is in the homeland security industry, with respect to computer software and hardware that is used by businesses in the oil industry to protect oil pipelines from terrorist attacks.

The closing of the transactions contemplated by the Exchange Agreement will take place on the second business day following the satisfaction or waiver of all conditions to the obligations of the parties set forth in the Exchange Agreement, including, without limitation, that the representations and warranties of the parties provided in the Exchange Agreement are true as of the date of the closing and that no suit is pending or threatened against GGT. The Exchange Agreement may be terminated by the Registrant if the Registrant's due diligence investigation indicates that any of the information provided for in the Exchange Agreement is inaccurate, incomplete or untrue in a material way.

Upon the closing, Dr. Ball will be appointed as the President and Chief Executive Officer of the Registrant and Dr. Ball will be appointed as a director of the Registrant.

Other than the transactions contemplated by the Exchange Agreement, there are no relationships between the Registrant and its affiliates and any of GGT or Mr. Ball or their respective affiliates.

For all the terms and conditions of the Exchange Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.1. All statements made herein concerning the foregoing agreement are qualified by reference to Exhibit 10.1.

SECTION 2 - FINANCIAL INFORMATION
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 2.01.

SECTION 3 - SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The disclosure set forth below under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 1.01.


SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of business acquired. Not applicable (b) Pro forma financial information. Not applicable (c) Exhibits

Exhibit 10.1 Share Exchange Agreement dated as of February 25, 2005, among Knowledge Transfer Systems Inc., Global General Technologies Inc., Dr. Larry Ball, Steve Miller,
                  Al  Mercado,  Andrew  Routley, and Alvaro Villa.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Knowledge Transfer Systems, Inc.


                                                By: /s/ Shmuel Shneibalg
                                                   -----------------------------
                                                   Shmuel Shneibalg, President


Date:  March 2, 2005